News Release

HomeTrust Bancshares, Inc. Announces Appointment of New Director
Asheville, N.C., October 28, 2026 – HomeTrust Bancshares, Inc. (the “Company,” “we,” “us” or “our”) (NYSE: HTB), the holding company for HomeTrust Bank (the “Bank”), announced today that the Company’s Board of Directors (the “Board”) has appointed Charles F. Bowman as a director of the Company, effective October 26, 2026. Mr. Bowman has served as an advisory director of the Company and the Bank since July 2026.
Mr. Bowman currently serves as an advisor with MyNextSeason, an executive advisory company, after retiring from his position as President of Bank of America for North Carolina in 2022, following 26 years at the bank. During his tenure, he played an integral role in the bank’s growth and evolution, serving in a range of senior leadership positions, including Global Compliance Executive and Associate General Counsel, while also leading the Global Trust Services, State Government Relations, Supplier Management, Regulatory Remediation Strategy and Business/Community Engagement teams.
Prior to joining Bank of America, Mr. Bowman practiced law in Charlotte and served as the Associate Director of what is now the Morehead-Cain Foundation, an organization which supports student leaders at the University of North Carolina at Chapel Hill.
Mr. Bowman currently serves on the boards of Atrium Health and the North Carolina Partnership for Children, and serves as a trustee of the Metropolitan Public Transit Authority. In the past, he has chaired the Greater Charlotte YMCA and served on the board of the North Carolina Railroad. In 2024, North Carolina’s Governor conferred the Order of the Long Leaf Pine on Mr. Bowman, one of North Carolina’s most prestigious honors.
“Charles brings extensive banking knowledge and proven leadership in a growth organization,” said Richard T. “Stick” Williams, Chairman of the Board. “This experience, combined with his deep knowledge of legal and regulatory matters, will provide valuable insight as our Board advances the Company’s strategic priorities, enhances stockholder value, and positions HomeTrust to remain relevant and competitive in an increasingly dynamic banking landscape. We are pleased to welcome Charles and look forward to the meaningful contributions he will make as a member of our Board.”
About HomeTrust Bancshares, Inc.
HomeTrust Bancshares, Inc., headquartered in Asheville, North Carolina, is the holding company for HomeTrust Bank, a state-chartered community bank operating over 30 locations across North Carolina, South Carolina, East Tennessee, Southwest Virginia, and Georgia. With total assets of $4.4 billion as of September 30, 2026, the Company’s goal is to be a consistently high-performing regional community bank, guided by our strategy to be a best place to work. Reflecting this focus, the Company has been named one of Bank Director’s “Best U.S. Banks,” one of Forbes’ “America’s Best Banks,” one of S&P Global’s “Top 50 Community Banks,” and named to the 2026 and 2025 KBW Honor Rolls. In addition, the Company has been recognized as one of American Banker’s “Best Banks to Work For,” received a “Most Loved Workplace” certification by Best Practices Institute, named as one of Best Companies Group’s “America’s Best Workplaces,” as well as being named a “Best Place to Work” in all five states in which it operates.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to:
•changes in general economic conditions, both nationally and in our market areas;
•expected revenues, cost savings, synergies and other benefits from merger and acquisition activities, including the Company's proposed acquisition of Blue Ridge Bankshares, Inc (“Blue Ridge”), might not be realized to the extent anticipated, within the anticipated time frames, or at all, costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected, and goodwill impairment charges might be incurred;
•specific to our proposed acquisition of Blue Ridge (referred to below as the “merger”):
•the timing and completion of the merger is dependent on the satisfaction of customary closing conditions, and various other factors that cannot be predicted with precision at this point;
•the occurrence of any event, change or other circumstances that could give rise to the right of HomeTrust, Blue Ridge or both to terminate the merger agreement;

•completion of the merger is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger;
•potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger;
•the diversion of attention and time by the respective management teams of HomeTrust and Blue Ridge from ongoing business operations and opportunities on merger-related matters;
•the outcome of legal proceedings related to the merger which may be instituted against HomeTrust or Blue Ridge;
•unanticipated challenges or delays in the integration of Blue Ridge’s business into HomeTrust’s business and/or the conversion of Blue Ridge’s operating systems and customer data onto HomeTrust’s may significantly increase the expense associated with the merger; and
•other factors that may affect future results of Blue Ridge and HomeTrust.
•the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs;
•effects of natural disasters, other severe weather events, epidemics and other public health issues, and other external events;
•changes in interest rate levels and the duration of such changes, which could materially affect our net interest margin, funding costs, asset values, and access to capital and liquidity;
•the impact of inflation or a potential recession, including monetary and fiscal policy responses thereto, and the impact on consumer and business behavior;
•changes in laws or regulations, changes in regulatory policies and principles or the application or interpretation of laws and regulations by regulatory agencies and tax authorities, including changes in deferred tax asset and liability activity, and the interpretation of regulatory capital or other rules;
•increased competitive pressures among financial services companies; and
•other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov.
Any of the forward-looking statements that the Company makes in this press release or in the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
No Offer or Solicitation
This press release and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act.
Additional Information and Where to Find It
In connection with the proposed merger transaction, the Company has filed with the SEC a registration statement on Form S-4 (the "registration statement") that includes a preliminary joint proxy statement of the Company and Blue Ridge and a preliminary prospectus of the Company (the "joint proxy statement/prospectus"), as well as other relevant documents concerning the proposed transaction. After the registration statement is declared effective, the Company and Blue Ridge will mail the definitive joint proxy statement/prospectus to their stockholders and shareholders, respectively. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that the Company or Blue Ridge may file with the SEC and send to their respective stockholders or shareholders in connection with the proposed merger transaction. Stockholders of the Company and shareholders of Blue Ridge are urged to read carefully the registration statement and the joint proxy statement/prospectus regarding the proposed merger transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.
Free copies of the joint proxy statement/prospectus included in the registration statement, as well as other filings containing information about the Company, Blue Ridge, and the proposed transaction, may be obtained at the SEC's website (www.sec.gov). You will also be able to obtain these documents, free of charge, in the "Investor Relations" section of the Company's website, www.htb.com, under "SEC Filings" in the "Financials & Filings" heading, and in the "Investor Relations" section of Blue Ridge’s website, www.mybrb.bank, under “SEC Filings” in the "Financials" heading or by requesting them in writing or by telephone from the Company at: HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801, Attn: Tony J. VunCannon; Telephone (828) 350-3049 or by requesting them in writing or by telephone from Blue Ridge at: Blue Ridge Bankshares, Inc., 1801 Bayberry Court, Suite 101, Richmond, Virginia 23226, Attn: Judy C. Gavant; Telephone (804) 518-2606.
Participants in Solicitation
The Company and Blue Ridge and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and from the shareholders of Blue Ridge in respect of the proposed merger transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 7, 2026. Information regarding Blue Ridge’s directors and executive officers is contained in Blue Ridge’s definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2026. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger transaction. Free copies of this document may be obtained as described above.

www.htb.com

Contact:
C. Hunter Westbrook – President and Chief Executive Officer
Tony J. VunCannon – Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
828-259-3939